Rule 497(e)
                                                               File Nos. 2-80886
                                                                   and 811-03626


                                Citizens Funds(R)

                       Supplement Dated November 17, 2004
                     To Statement of Additional Information
               Dated August 27, 2004 (as amended October 7, 2004)

The following information is added to the "Investment Strategies and Risks" section of the Statement of Additional Information.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies (including investment companies that are traded on stock exchanges - called exchange-traded funds or ETFs). These shares represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses; that is, there will be a layering of certain fees and expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market. The Funds do not intend to invest in investment companies traded at a premium unless the Adviser determines that the potential benefits of the investment justify the payment of the applicable premium. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.